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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                              --------------------


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                             INFORMATICA CORPORATION
             (Exact Name of Registrant as Specified in Its charter)

                Delaware                                         77-0333710
(State of Incorporation or Organization)                      (I.R.S. Employer
                                                             Identification No.)

         3350 W. Bayshore Road
         Palo Alto, California                                      94303
(Address of Principal Executive Offices)                          (Zip Code)

  If this form relates to the                    If this form relates to
  registration of a class of                     the registration of a
  securities pursuant to                         class of securities
  Section 12(b) of the                           pursuant to Section
  Exchange Act and is                            12(g) of the Exchange
  effective pursuant to                          Act and is effective
  General Instruction A.(c),                     pursuant to General
  please check the following                     Instruction A.(d),
  box. [ ]                                       please check the
                                                 following box. [x]

Securities Act registration statement file number to which this form relates: 333-72677

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                     Name of Each Exchange on Which
      to be so Registered                     Each Class is to be Registered
      -------------------                     ------------------------------
        Not Applicable                                 Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value

                                (Title of Class)

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ITEM 1. Description of Registrant's Securities to Be Registered.

          Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-72677), as originally filed and subsequently amended (the "Registration Statement"), which Registration Statement was originally filed on February 19, 1999.

ITEM 2. Exhibits.

EXHIBIT

NUMBER DESCRIPTION

2.1 Form of Certificate of Incorporation of the Registrant. Incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

2.2 Amended and Restated Bylaws of the Registrant. Incorporated herein by reference to Exhibit 3.3 to the Registration Statement.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                             INFORMATICA CORPORATION

                             Date:  April 26, 1999

                             By: /s/ Diaz H. Nesamoney
                                 ----------------------------
                                 Diaz H. Nesamoney
                                 President and Director


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                                    EXHIBITS
                                    --------

EXHIBIT
NUMBER         DESCRIPTION
------         -----------
     2.1       Form of Certificate of Incorporation of the Registrant.
               Incorporated herein by reference to Exhibit 3.2 to the
               Registration Statement on Form S-1 (File No. 333-72677), as
               originally filed and subsequently amended, which Registration
               Statement was originally filed on February 19, 1999.

     2.2 Amended and Restated Bylaws of the Registrant. Incorporated herein by reference to Exhibit 3.3 to the Registration Statement on Form S-1 (File No. 333-72677), as originally filed and subsequently amended, which Registration Statement was originally filed on February 19, 1999.

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